      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 2000
                                                     REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------


                           RURAL CELLULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          MINNESOTA                                          41-1693295

  (State or Other Jurisdiction                             (IRS Employer
of Incorporation or Organization)                        Identification No.)

                               3905 DAKOTA STREET
                                 P. O. BOX 2000
                        ALEXANDRIA, MINNESOTA 56308-2000
               (Address of Principal Executive Offices) (Zip Code)

             RURAL CELLULAR CORPORATION 1995 STOCK COMPENSATION PLAN
                            (Full title of the plan)

                         RICHARD P. EKSTRAND, PRESIDENT
                               3905 DAKOTA STREET
                                 P. O. BOX 2000
                        ALEXANDRIA, MINNESOTA 56308-2000
                     (Name and address of agent for service)

                                 (320) 762-2000
          (Telephone number, including area code, of agent for service)

                                   COPIES TO:
                              DEANNE M. GRECO, ESQ.
                                 MOSS & BARNETT
                           A PROFESSIONAL ASSOCIATION
                               4800 NORWEST CENTER
                               90 SOUTH 7TH STREET
                              MINNEAPOLIS, MN 55402
                            TELEPHONE: (612) 347-0287

                         CALCULATION OF REGISTRATION FEE

                                                  PROPOSED MAXIMUM      PROPOSED MAXIMUM
  TITLE OF SECURITIES TO BE       AMOUNT TO BE     OFFERING PRICE      AGGREGATE OFFERING    AMOUNT OF REGISTRATION
          REGISTERED               REGISTERED       PER SHARE(1)            PRICE(1)                   FEE
---------------------------------------------------------------------------------------------------------------------
Class A Common Stock,
$.01 par value                  1,000,000 shares      $ 74 1/16         $ 74,062,500            $ 19,552.50
=====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Class A Common Stock as reported by The Nasdaq National Market on June 15, 2000.

     If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

           The contents of Registration Statement on Form S-8 (SEC No. 333-10817), filed August 26, 1996, are incorporated herein by reference.

                        SIGNATURES AND POWER OF ATTORNEY

           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alexandria, State of Minnesota, on June 16, 2000.

                                          RURAL CELLULAR CORPORATION


                                          By /s/ Richard P. Ekstrand
                                             -----------------------------------
                                             Richard P. Ekstrand, President and
                                             Chief Executive Officer


           KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Richard P. Ekstrand, Wesley E. Schultz, Ann K. Newhall and Deanne M. Greco, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, including any amendment increasing or decreasing the amount of securities for which registration is being sought or any registration statement for the same offering filed in accordance with Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

                 NAME                                        TITLE                                 DATE
                                           President and chief executive officer
/s/ Richard P. Ekstrand                      (principal executive officer) and director         June 16, 2000
----------------------------------------
Richard P. Ekstrand
                                           Chief financial officer, Senior Vice
                                             President (principal financial officer) and
/s/ Wesley E. Schultz                                       director                            June 16, 2000
----------------------------------------
Wesley E. Schultz

/s/ David Del Zoppo                        Vice President, Finance and Accounting               June 16, 2000
----------------------------------------     (principal accounting officer)
David Del Zoppo

                 NAME                                        TITLE                                 DATE
/s/ Paul J. Finnegan                                        Director                            June 16, 2000
----------------------------------------
Paul J. Finnegan

/s/ Jeffrey S. Gilbert                                      Director                            June 16, 2000
----------------------------------------
Jeffrey S. Gilbert

/s/ John Hunt                                               Director                            June 16, 2000
----------------------------------------
John Hunt

/s/ Ann K. Newhall                                          Director                            June 16, 2000
----------------------------------------
Ann K. Newhall

/s/ Marvin C. Nicolai                                       Director                            June 16, 2000
----------------------------------------
Marvin C. Nicolai

/s/ George M. Revering                                      Director                            June 16, 2000
----------------------------------------
George M. Revering

/s/ Don Swenson                                             Director                            June 16, 2000
----------------------------------------
Don Swenson

/s/ George Wikstrom Jr.                                     Director                            June 16, 2000
----------------------------------------
George Wikstrom Jr.

                                                       EXHIBIT INDEX


   EXHIBIT NO.                                     DESCRIPTION OF EXHIBIT                                   PAGE NO.
-------------------    -------------------------------------------------------------------------------    -------------
  5                    Opinion of Counsel.......................................................               6

23.1                   Consent of Counsel (included in Exhibit 5)

23.2                   Consent of Independent Public Accountants................................               8

23.3                   Consent of Independent Public Accountants ...............................               9

24                     Powers of Attorney from Messrs. Ekstrand, Schultz, Del Zoppo, Finnegan,
                       Gilbert, Hunt, Nicolai, Revering, Swenson, Wikstrom and Ms. Newhall
                       (included on signature page)